STATEMENT OF INVESTMENTS
BNY Mellon Insight Broad Opportunities Fund

January 31, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.1%
Foreign Governmental - 7.1%
Spain, Sr. Unscd. Bonds	EUR	1.50	4/30/2027	401,000	[b]	492,411
United Kingdom, Bonds	GBP	1.50	7/22/2047	939,000		1,379,878
United Kingdom, Bonds	GBP	1.75	1/22/2049	192,000		299,315
Total Bonds and Notes (cost $2,074,983)				2,171,604
Description				Shares		Value ($)
Common Stocks - .5%
Industrial - .5%
Amedeo Air Four Plus (cost $225,504)				162,500		158,790

Exchange-Traded Funds - 26.0%
Registered Investment Companies - 26.0%
iShares Bloomberg Roll Select Commodity Strategy ETF				10,625		446,313
iShares iBoxx High Yield Corporate Bond ETF				10,183		891,318
iShares iBoxx Investment Grade Corporate Bond ETF				22,679		2,972,990
iShares International High Yield Bond ETF				17,596		900,292
iShares JP Morgan EM Local Currency Bond ETF				15,607		679,685
iShares JP Morgan USD Emerging Markets Bond Fund ETF				17,705		2,053,426
Total Exchange-Traded Funds (cost $7,795,563)				7,944,024
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - 1.5%
Call Options - .6%
FTSE 100 Index, Contracts 14	GBP	7,450	3/20/2020	1,043,000		8,874
Hang Seng China Enterprises Index, Contracts 12	HKD	11,500	4/28/2020	6,900,000		3,785
Nikkei 225, Contracts 5	JPY	23,750	4/10/2020	118,750,000		12,459
Russell 2000, Contracts 5		1,650	3/20/2020	825,000		12,435
S&P 500 Index, Contracts 4		3,190	3/20/2020	1,276,000		40,220
S&P 500 Index, Contracts 4		3,090	2/21/2020	1,236,000		61,960

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.5% (continued)
Call Options - .6% (continued)
U.S. Treasury Bond Future, Contracts 10		160.00	2/21/2020	1,000,000		38,594
					178,327
Put Options - .9%
Cac 40 Index, Contracts 18	EUR	5,900	3/20/2020	1,062,000		35,445
Euro Stoxx 50 Price EUR, Contracts 62	EUR	3,575	3/20/2020	2,216,500		39,744
Euro Stoxx 50 Price EUR, Contracts 45	EUR	3,550	4/17/2020	1,597,500		35,434
Euro Stoxx 50 Price EUR, Contracts 29	EUR	3,675	2/21/2020	1,065,750		22,707
Euro Stoxx 50 Price EUR, Contracts 1	EUR	4,025	2/21/2020	40,250		4,243
Nikkei 225, Contracts 3	JPY	21,750	6/12/2020	65,250,000		13,428
S&P 500 Index, Contracts 3		3,295	5/15/2020	988,500		39,810
S&P 500 Index, Contracts 4		3,325	4/17/2020	1,330,000		46,772
S&P 500 Index, Contracts 10		2,950	3/20/2020	2,950,000		18,210
S&P 500 Index, Contracts 3		3,175	3/20/2020	952,500		17,700
S&P 500 Index, Contracts 3		3,100	2/21/2020	930,000		5,616
Swiss Market Index, Contracts 11	CHF	10,550	2/21/2020	1,160,500		12,505
					291,614
Total Options Purchased (cost $513,553)				469,941
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 47.6%
Closed-end Investment Companies - 8.7%
3i Infrastructure				128,050		525,024
GCP Infrastructure Investments				296,000		500,311
Greencoat UK Wind				217,415		408,251
HICL Infrastructure				204,645		480,476
International Public Partnerships				185,000	[c]	408,457
JLEN Laing Environmental Assets Group				39,511		61,566
The Aquila European Renewables Income Fund				53,000		62,306
The Renewables Infrastructure Group				121,826		212,028
					2,658,419
Registered Investment Companies - 38.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund		1.56		622,157	[d]	622,157

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 47.6% (continued)
Registered Investment Companies - 38.9% (continued)
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	1.71	11,260,377	[d] 11,259,778
			11,881,935
Total Investment Companies (cost $14,237,159)		14,540,354
Total Investments (cost $24,846,762)		82.7%	25,284,713
Cash and Receivables (Net)		17.3%	5,271,679
Net Assets		100.0%	30,556,392

ETF—Exchange-Traded Fund

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, these securities were valued at $492,411 or 1.61% of net assets.

c Non-income producing security.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Insight Broad Opportunities Fund

January 31, 2020 (Unaudited)

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities – Common Stocks	158,790	-	-	158,790
Exchange-Traded Funds	7,944,024	-	-	7,944,024
Foreign Governmental	-	2,171,604	-	2,171,604
Investment Companies	14,540,354	-	-	14,540,354
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	19,106	-	19,106
Futures††	227,648	-	-	227,648
Options Purchased	469,941	-	-	469,941
Swaps††	-	110,134	-	110,134
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(19,711)	-	(19,711)
Futures††	(195,017)	-	-	(195,017)
Swaps††	-	(61,901)	-	(61,901)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FUTURES
BNY Mellon Insight Broad Opportunities Fund

January 31, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
ASX SPI 200	4	3/19/2020	455,125[a]	465,501	10,376
Australian 10 Year Bond	4	3/16/2020	389,552[a]	395,982	6,430
DJ Euro Stoxx 50	42	3/20/2020	1,743,560[a]	1,695,050	(48,510)
E-mini 500 Standard & Poor‘s 500 Environmental, Social, and Governance	2	3/20/2020	276,900	271,960	(4,940)
Euro 30 Year Bond	4	3/6/2020	908,728[a]	935,595	26,867
Euro Stoxx 50 Dividend	15	12/16/2022	201,626[a]	195,304	(6,322)
Euro Stoxx 50 Dividend	94	12/18/2020	1,289,427[a]	1,285,411	(4,016)
Euro Stoxx 50 Dividend	67	12/17/2021	898,483[a]	905,794	7,311
Euro-Bobl	6	3/6/2020	891,875[a]	898,064	6,189
Euro-Bond	2	3/6/2020	381,757[a]	388,256	6,499
FTSE 100	18	3/20/2020	1,770,505[a]	1,715,528	(54,977)
FTSE/JSE Top 40 Index	14	3/19/2020	484,638[a]	467,867	(16,771)
KOSPI 200 Index	7	3/12/2020	402,756[a]	418,687	15,931
Long Gilt	3	3/27/2020	528,631[a]	534,565	5,934
Long Term French Government Future	1	3/6/2020	182,050[a]	185,455	3,405
Mini Bovespa Index	79	2/12/2020	420,227[a]	420,331	104
Nikkei 225 Index US denominated	3	3/12/2020	355,223	340,950	(14,273)
Singapore Exchange CNY Nifty Index	18	2/27/2020	435,942	431,532	(4,410)
Standard & Poor's 500 E-mini	9	3/20/2020	1,439,348	1,450,800	11,452
U.S. Treasury Ultra Long Bond	11	3/20/2020	2,100,775	2,130,563	29,788
Futures Short
Euro Currency	19	3/16/2020	2,671,519	2,640,644	30,875
H Shares Index	2	2/27/2020	131,724[a]	131,975	(251)
Pound Sterling Currency	58	3/16/2020	4,857,650	4,791,163	66,487
Ultra 10 Year U.S. Treasury Notes	13	3/20/2020	1,852,984	1,893,531	(40,547)
Gross Unrealized Appreciation				227,648
Gross Unrealized Depreciation				(195,017)

STATEMENT OF FUTURES (Unaudited) (continued)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Insight Broad Opportunities Fund

January 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC
United States Dollar	955,194	Euro	855,000	4/8/2020	2,911
United States Dollar	272,654	Brazilian Real	1,125,000	4/8/2020	10,883
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	268,663	Swiss Franc	260,000	4/8/2020	(2,573)
United States Dollar	942,628	British Pound	720,000	4/8/2020	(9,897)
Euro	241,000	United States Dollar	268,352	4/8/2020	69
Morgan Stanley
United States Dollar	690,809	Japanese Yen	75,350,000	4/8/2020	(7,241)
UBS Securities
Japanese Yen	45,000,000	United States Dollar	411,642	4/8/2020	5,243
Gross Unrealized Appreciation					19,106
Gross Unrealized Depreciation					(19,711)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
BNY Mellon Insight Broad Opportunities Fund

January 31, 2020 (Unaudited)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 32 Received Fixed Rate of 5.00 3 Month	6/20/24	1,960,000	167,768	124,787	54,686
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	2,079,000	173,409	130,377	55,448
Purchased Contracts:[3]
Markit CDX North America Investment Grade Index Series 33 Paid Fixed Rate of 1.00 3 Month	12/20/24	2,100,000	(49,274)	(39,573)	(12,208)
Markit CDX North America High Yield Index Series 32 Paid Fixed Rate of 5.00 3 Month	6/20/24	1,960,000	(167,768)	(129,780)	(49,693)
Gross Unrealized Appreciation				110,134
Gross Unrealized Depreciation				(61,901)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund's Board (the "Board"). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

NOTES

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the"Service") approved by the Board.These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

NOTES

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

NOTES

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

NOTES

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at January 31, 2020 are set forth in the Statement of Swap Agreements.

At January 31, 2020, accumulated net unrealized appreciation on investments was $437,951, consisting of $768,102 gross unrealized appreciation and $330,151 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.